   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 13, 1996


                                                      REGISTRATION NO. 333-00127

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                AMENDMENT NO. 4

                                       TO

                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            ------------------------

                           GENOME THERAPEUTICS CORP.
             (Exact name of Registrant as specified in its charter)

                   MASSACHUSETTS                                       04-2297484
           (State or other jurisdiction                             (I.R.S. Employer
         of incorporation or organization)                       Identification Number)

                            ------------------------

                100 BEAVER STREET, WALTHAM, MASSACHUSETTS 02154
                                 (617) 893-5007
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                            ------------------------

                                 FENEL M. ELOI

             VICE PRESIDENT, TREASURER, AND CHIEF FINANCIAL OFFICER
                           GENOME THERAPEUTICS CORP.
                               100 Beaver Street
                          Waltham, Massachusetts 02154
                                 (617) 893-5007
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                            ------------------------

                                   COPIES TO:

               DAVID C. CHAPIN, ESQ.                             DAVID E. REDLICK, ESQ.
                   ROPES & GRAY                                       HALE AND DORR
              One International Place                                60 State Street
            Boston, Massachusetts 02110                        Boston, Massachusetts 02109

                            ------------------------

        Approximate date of commencement of proposed sale to the public:
   As soon as practicable after the Registration Statement becomes effective.

                            ------------------------

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16.  EXHIBITS


     The following is a list of exhibits filed as a part of this registration statement.

     (A) EXHIBITS


  EXHIBIT
   NUMBER                                       DESCRIPTION
------------                                    -----------
    1     --  Underwriting Agreement. (10)
    3.1   --  Restated Articles of Organization. (1)
    3.1.1 --  Amendment dated January 5, 1982 to Restated Articles of Organization. (2)
    3.1.2 --  Amendment dated January 24, 1983 to Restated Articles of Organization. (3)
    3.1.3 --  Amendment dated January 17, 1984 to Restated Articles of Organization. (4)
    3.1.4 --  Amendment dated December 9, 1987 to Restated Articles of Organization. (5)
    3.1.5 --  Amendment dated January 24, 1994 to Restated Articles of Organization. (6)
    3.1.6 --  Amendment dated August 31, 1994 to Restated Articles of Organization. (6)
    3.2   --  By-Laws of the Company. (1)
    3.2.1 --  Amendment dated October 20, 1987 to the By-laws. (7)
    3.2.2 --  Amendment dated October 16, 1989 to the By-laws. (8)
    4.1   --  Specimen Certificate for shares of Common Stock, $.10 par value of the Company.
              (9)
    4.2   --  Warrant to Purchase Shares of Common Stock. (11)
    5     --  Opinion of Ropes & Gray.
    23.1  --  Consent of Ropes & Gray (contained in its opinion filed as Exhibit 5 hereto).
    23.2  --  Consent of Arthur Andersen LLP.
    23.3  --  Consent of Lahive & Cockfield. (11)
    24    --  Power of Attorney. (9)


---------------

 (1) Filed as an exhibit to the Company's Registration Statement on Form S-1 (No. 2-75230) and incorporated herein by reference.

 (2) Filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended February 27, 1982 and incorporated herein by reference.

 (3) Filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended February 26, 1983 and incorporated herein by reference.

 (4) Filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended February 25, 1984 and incorporated herein by reference.

 (5) Filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended November 28, 1987 and incorporated herein by reference.

 (6) Filed as an Exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 1994 and incorporated herein by reference.

 (7) Filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 1987 and incorporated herein by reference.

 (8) Filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 1989 and incorporated herein by reference.

 (9) Previously filed with the Commission on January 10, 1996.

(10) Previously filed with the Commission on January 19, 1996.


(11) Previously filed with the Commission on February 12, 1996.


     (B) FINANCIAL STATEMENT SCHEDULES

     Schedule II -- Valuation and Qualifying Accounts


     All other schedules are not submitted because either they are not applicable, not required or because the information is contained in the financial statements, including the Notes thereto.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waltham, Commonwealth of Massachusetts, on this 13th day of February, 1996.

                                            GENOME THERAPEUTICS CORP.

                                                     /S/ FENEL M. ELOI
                                            By: ................................
                                                       FENEL M. ELOI
                                                 Vice President, Treasurer
                                                and Chief Financial Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment
No. 4 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



             SIGNATURE                               TITLE                         DATE
             ---------                               -----                         ----
     /S/ ROBERT J. HENNESSEY*         Chairman of the Board of Directors,    February 13, 1996
 .................................    President and Chief Executive
        ROBERT J. HENNESSEY           Officer (Principal Executive
                                      Officer)

         /S/ FENEL M. ELOI            Vice President, Treasurer and Chief    February 13, 1996
 .................................    Financial Officer (Principal
           FENEL M. ELOI              Financial and Accounting Officer)

      /S/ ORRIE M. FRIEDMAN*          Director                               February 13, 1996
 .................................
         ORRIE M. FRIEDMAN

       /S/ PHILIP J. LEDER*           Director                               February 13, 1996
 .................................
          PHILIP J. LEDER

        /S/ LAWRENCE LEVY*            Director                               February 13, 1996
 .................................
           LAWRENCE LEVY

      /S/ DONALD J. MCCARREN*         Director                               February 13, 1996
 .................................
        DONALD J. MCCARREN

      /S/ STEVEN M. RAUSCHER*         Director                               February 13, 1996
 .................................
        STEVEN M. RAUSCHER


      /S/ FENEL M. ELOI
*By: .........................
        FENEL M. ELOI
       Attorney-in-Fact

                                      II-2